SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: August 21, 2002



                             GRAPHON CORPORATION
            (Exact name of Registrant as specified in its charter)



        Delaware                  0-21683              13-3899021
(State of incorporation)   (Commission File No.)      IRS Employer
                                                     Identification
                                                         Number)



     11711 Southeast 8th Street, Suite 215, Bellevue, Washington 98005
                 (Address of principal executive offices)


             Registrant's telephone number: (425) 818-1400



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Item 5.  Other Events

      On August 21, 2002, we entered into an agreement to acquire three privately-held, affiliated entities in the telecommunications industry. Consummation of the proposed acquisition is subject to a number of conditions including the filing and clearance of proxy solicitation materials and receipt of shareholder approval. Upon completion of the acquisition, our current stockholders will retain ownership of approximately 30% of our outstanding common stock. A copy of the Agreement and Plan of Merger and Reorganization is attached as Exhibit 2.1 to this Form 8-K.


Item 7.  Financial Statements, Proforma Financial Information and Exhibits

(a)   Financial Statements - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

 Exhibit No.                               Description

     2.1         Agreement and Plan of Merger and Reorganization dated August
                 21, 2002



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                                     SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      August 21, 2002                     GRAPHON CORPORATION
                                                (Registrant)

                                          By:   /s/William Swain
                                                ---------------------------
                                                William Swain
                                                Chief Financial Officer

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